                                 EXHIBIT 23(b)

                         CONSENT OF ARTHUR ANDERSEN LLP
                         ------------------------------


    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 24, 1997, included in Fulton Financial Corporation's Form 10-K for the year ended December 31, 1996 and to all references to our firm included in this registration statement.


Lancaster, Pennsylvania           /s/ ARTHUR ANDERSEN LLP


January 5, 1998